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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                     _____


                                   FORM 8-K

                                CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15 (d)

                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) September 27, 1996


                           UCFC Funding Corporation
            (Exact name of registrant as specified in its charter)


       Louisiana                      333-7939                    72-1328674
(State or other jurisdiction of     (Commission                  (IRS Employer
 incorporation)                      File Number)                 ID Number)


4041 Essen Lane, Baton Rouge, Louisiana                               70809
(Address of principal executive offices)                           (Zip Code)

Registrant's Telephone Number,
 including area code:                                            (504) 924-6007


                                      N/A
         (Former name or former address, if changed since last report)


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Item 5.           Other Events

Filing of Computational Materials and Consent of Independent
Accountants.*

         Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, UCFC Funding Corporation (the "Depositor") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Manufactured Housing Contract
Pass-Through Certificates, Series 1996-1.

         In connection with the offering of the Manufactured Housing Contract Pass-Through Certificates, Series 1996-1, Prudential Securities Incorporated, the underwriter of the Offered
Certificates (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Depositor provided the Underwriter with certain information regarding the characteristics of the Manufactured Housing Contracts in the related portfolio, it did not participate in the preparation of the Computational
Materials.  The Computational Materials are attached hereto as
Exhibit 99.1.


- --------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated September 20, 1996, and Prospectus Supplement dated September 26, 1996, of UCFC Funding Corporation, relating to its Manufactured Housing Contract Pass-Through Certificates, Series 1996-1.

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Item 7.           Financial Statements, Pro Forma Financial Information
                  and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

          8.1 Opinion of Stroock & Stroock & Lavan with respect to federal income tax matters.

         23.1    Consent of Stroock & Stroock & Lavan (contained in Exhibit
                 8.1)

         99.1              Computational Materials.

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                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            UCFC ACCEPTANCE CORPORATION


                                            By: /s/ H.C. McCall, III
                                               Name:  H. C. McCall, III
                                               Title: President



Dated:  September 27, 1996

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                                 EXHIBIT INDEX

Exhibit                                                              Page

8.1 Opinion of Stroock & Stroock & Lavan with respect to federal income tax matters.

23.1   Consent of Stroock & Stroock & Lavan (contained in Exhibit
       8.1)

99.1   Computational Materials.